                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income 2024 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)  INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)                      INVESCO EXCHANGE FUND
AIM FUNDS GROUP (INVESCO FUNDS GROUP)                        INVESCO HIGH INCOME 2023 TARGET TERM FUND
AIM GROWTH SERIES (INVESCO GROWTH SERIES)                    INVESCO HIGH INCOME 2024 TARGET TERM FUND
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL        INVESCO HIGH INCOME TRUST II
MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)              INVESCO MANAGEMENT TRUST
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT          INVESCO MUNICIPAL INCOME OPPORTUNITIES
SECURITIES FUNDS)                                            TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)                      INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)              INVESCO MUNICIPAL TRUST
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES     INVESCO PENNSYLVANIA VALUE MUNICIPAL
TRUST)                                                       INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE     INVESCO QUALITY MUNICIPAL INCOME TRUST
FUNDS)
INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II                  INVESCO SECURITIES TRUST
INVESCO BOND FUND                                            INVESCO SENIOR INCOME TRUST
INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST              INVESCO TRUST FOR INVESTMENT GRADE
                                                             MUNICIPALS
                                                             INVESCO TRUST FOR INVESTMENT GRADE NEW
                                                             YORK MUNICIPALS
                                                             INVESCO VALUE MUNICIPAL INCOME TRUST

  on behalf of the Funds listed in
  the Exhibit to this Memorandum of
  Agreement

  By:     /s/ John M. Zerr
          --------------------------
  Title:  Senior Vice President

  INVESCO ADVISERS, INC.

  By:     /s/ John M. Zerr
          --------------------------
  Title:  Senior Vice President

                                    EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR SERIES TRUST
(INVESCO COUNSELOR SERIES                                                         EFFECTIVE  EXPIRATION
TRUST)                                        WAIVER DESCRIPTION                    DATE        DATE
--------------------------     -------------------------------------------------- ---------- ----------
Invesco Strategic Real Return  Invesco will waive advisory fees in an amount      4/30/2014  06/30/2019
Fund                           equal to the advisory fees earned on underlying
                               affiliated investments

AIM INVESTMENT FUNDS (INVESCO                                                     EFFECTIVE  EXPIRATION
INVESTMENT FUNDS                              WAIVER DESCRIPTION                    DATE        DATE
-----------------------------  -------------------------------------------------- ---------- ----------
Invesco Balanced-Risk          Invesco will waive advisory fees in an amount      02/24/15   06/30/2019
Commodity Strategy Fund        equal to the advisory fees earned on underlying
                               affiliated investments

Invesco Global Targeted        Invesco will waive advisory fees in an amount      12/17/2013 06/30/2019
Returns Fund                   equal to the advisory fees earned on underlying
                               affiliated investments

AIM TREASURER'S SERIES TRUST
(INVESCO TREASURER'S SERIES                                                       EFFECTIVE  EXPIRATION
TRUST)                                        WAIVER DESCRIPTION                    DATE        DATE
----------------------------   -------------------------------------------------- ---------- ----------
Invesco Premier Portfolio      Invesco will waive advisory fees in the amount of  2/1/2011   12/31/2018
                               0.07% of the Fund's average daily net assets

Invesco Premier U.S.           Invesco will waive advisory fees in the amount of  2/1/2011   12/31/2018
Government Money Portfolio     0.07% of the Fund's average daily net assets

Invesco Premier Tax-Exempt     Invesco will waive advisory fees in the amount of  06/01/2016 12/31/2018
Portfolio                      0.05% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                EFFECTIVE DATE    COMMITTED UNTIL
---------                              ------------------- ---------------
Invesco American Franchise Fund        February 12, 2010   June 30, 2019
Invesco California Tax-Free Income
  Fund                                 February 12, 2010   June 30, 2019
Invesco Core Plus Bond Fund               June 2, 2009     June 30, 2019
Invesco Equally-Weighted S&P 500 Fund  February 12, 2010   June 30, 2019
Invesco Equity and Income Fund         February 12, 2010   June 30, 2019
Invesco Floating Rate Fund                July 1, 2007     June 30, 2019
Invesco Global Real Estate Income Fund    July 1, 2007     June 30, 2019
Invesco Growth and Income Fund         February 12, 2010   June 30, 2019
Invesco Low Volatility Equity Yield
  Fund                                    July 1, 2007     June 30, 2019
Invesco Pennsylvania Tax Free Income
  Fund                                 February 12, 2010   June 30, 2019
Invesco S&P 500 Index Fund             February 12, 2010   June 30, 2019
Invesco Short Duration High Yield
  Municipal Fund                       September 30, 2015  June 30, 2019
Invesco Small Cap Discovery Fund       February 12, 2010   June 30, 2019
Invesco Strategic Real Return Fund       April 30, 2014    June 30, 2019

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                              EFFECTIVE DATE  COMMITTED UNTIL
---------                              --------------  ---------------
Invesco Charter Fund                   July 1, 2007    June 30, 2019
Invesco Diversified Dividend Fund      July 1, 2007    June 30, 2019
Invesco Summit Fund                    July 1, 2007    June 30, 2019

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                   EFFECTIVE DATE  COMMITTED UNTIL
----                                   --------------  ---------------
Invesco European Small Company Fund    July 1, 2007    June 30, 2019
Invesco Global Core Equity Fund        July 1, 2007    June 30, 2019
Invesco International Small Company
  Fund                                 July 1, 2007    June 30, 2019
Invesco Small Cap Equity Fund          July 1, 2007    June 30, 2019

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
----                                   ------------------ ---------------
Invesco Alternative Strategies Fund    October 14, 2014   June 30, 2019
Invesco Convertible Securities Fund    February 12, 2010  June 30, 2019
Invesco Global Low Volatility Equity
Yield Fund                               July 1, 2007     June 30, 2019
Invesco Mid Cap Core Equity Fund         July 1, 2007     June 30, 2019
Invesco Multi-Asset Inflation Fund     October 14, 2014   June 30, 2019
Invesco Quality Income Fund            February 12, 2010  June 30, 2019
Invesco Small Cap Growth Fund            July 1, 2007     June 30, 2019

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
----                                   ------------------ ---------------
Invesco Asia Pacific Growth Fund         July 1, 2007     June 30, 2019
Invesco European Growth Fund             July 1, 2007     June 30, 2019
Invesco Global Growth Fund               July 1, 2007     June 30, 2019
Invesco Global Opportunities Fund       August 3, 2012    June 30, 2019
Invesco Global Responsibility Equity
  Fund                                   June 30, 2016    June 30, 2019
Invesco Global Small & Mid Cap Growth
  Fund                                   July 1, 2007     June 30, 2019
Invesco International Companies Fund   December 21, 2015  June 30, 2019
Invesco International Core Equity Fund   July 1, 2007     June 30, 2019
Invesco International Growth Fund        July 1, 2007     June 30, 2019
Invesco Select Opportunities Fund       August 3, 2012    June 30, 2019

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                     EFFECTIVE DATE    COMMITTED UNTIL
----                                   ------------------- ---------------
Invesco All Cap Market Neutral Fund    December 17, 2013   June 30, 2019
Invesco Balanced-Risk Allocation
  Fund/1/                                 May 29, 2009     June 30, 2019
Invesco Balanced-Risk Commodity
  Strategy Fund/2/                     November 29, 2010   June 30, 2019
Invesco Developing Markets Fund           July 1, 2007     June 30, 2019
Invesco Emerging Markets Equity Fund      May 11, 2011     June 30, 2019
Invesco Emerging Markets Flexible
  Bond Fund/3/                           June 14, 2010     June 30, 2019
Invesco Endeavor Fund                     July 1, 2007     June 30, 2019
Invesco Global Health Care Fund           July 1, 2007     June 30, 2019
Invesco Global Infrastructure Fund        May 2, 2014      June 30, 2019
Invesco Global Market Neutral Fund     December 17, 2013   June 30, 2019
Invesco Global Targeted Returns
  Fund/5/                              December 17, 2013   June 30, 2019
Invesco Greater China Fund                July 1, 2007     June 30, 2019
Invesco Long/Short Equity Fund         December 17, 2013   June 30, 2019
Invesco Low Volatility Emerging
  Markets Fund                         December 17, 2013   June 30, 2019
Invesco Macro Allocation Strategy
  Fund/4/                              September 25, 2012  June 30, 2019
Invesco MLP Fund                        August 29, 2014    June 30, 2019
Invesco Multi-Asset Income Fund/6/     December 13, 2011   June 30, 2019
Invesco Pacific Growth Fund            February 12, 2010   June 30, 2019
Invesco Select Companies Fund             July 1, 2007     June 30, 2019
Invesco World Bond Fund                   July 1, 2007     June 30, 2019
Invesco U.S. Managed Volatility Fund   December 18, 2017   June 30, 2019

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
----                                   ------------------ ---------------
Invesco Corporate Bond Fund            February 12, 2010  June 30, 2019
Invesco Global Real Estate Fund          July 1, 2007     June 30, 2019
Invesco Government Money Market Fund     July 1, 2007     June 30, 2019
Invesco High Yield Fund                  July 1, 2007     June 30, 2019
Invesco Real Estate Fund                 July 1, 2007     June 30, 2019
Invesco Short Duration Inflation
  Protected Fund                         July 1, 2007     June 30, 2019
Invesco Short Term Bond Fund             July 1, 2007     June 30, 2019
Invesco U.S. Government Fund             July 1, 2007     June 30, 2019
--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation
    Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
  Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible
  Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy
  Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns
  Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
----                                   ------------------ ---------------
Invesco American Value Fund            February 12, 2010  June 30, 2019
Invesco Comstock Fund                  February 12, 2010  June 30, 2019
Invesco Energy Fund                      July 1, 2007     June 30, 2019
Invesco Dividend Income Fund             July 1, 2007     June 30, 2019
Invesco Gold & Precious Metals Fund      July 1, 2007     June 30, 2019
Invesco Mid Cap Growth Fund            February 12, 2010  June 30, 2019
Invesco Small Cap Value Fund           February 12, 2010  June 30, 2019
Invesco Technology Fund                  July 1, 2007     June 30, 2019
Invesco Technology Sector Fund         February 12, 2010  June 30, 2019
Invesco Value Opportunities Fund       February 12, 2010  June 30, 2019

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
----                                   ------------------ ---------------
Invesco High Yield Municipal Fund      February 12, 2010  June 30, 2019
Invesco Intermediate Term Municipal    February 12, 2010  June 30, 2019
  Income Fund
Invesco Municipal Income Fund          February 12, 2010  June 30, 2019
Invesco New York Tax Free Income Fund  February 12, 2010  June 30, 2019
Invesco Tax-Exempt Cash Fund             July 1, 2007     June 30, 2019
Invesco Limited Term Municipal Income    July 1, 2007     June 30, 2019
  Fund

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
----                                   ------------------ ---------------
Invesco V.I. American Franchise Fund   February 12, 2010  June 30, 2019
Invesco V.I. American Value Fund       February 12, 2010  June 30, 2019
Invesco V.I. Balanced-Risk Allocation  December 22, 2010  June 30, 2019
  Fund/7/
Invesco V.I. Comstock Fund             February 12, 2010  June 30, 2019
Invesco V.I. Core Equity Fund            July 1, 2007     June 30, 2019
Invesco V.I. Core Plus Bond Fund        April 30, 2015    June 30, 2019
Invesco V.I. Diversified Dividend Fund February 12, 2010 June 30, 2019 Invesco V.I. Equally-Weighted S&P 500 February 12, 2010 June 30, 2019
  Fund
Invesco V.I. Equity and Income Fund    February 12, 2010  June 30, 2019
Invesco V.I. Global Core Equity Fund   February 12, 2010  June 30, 2019
Invesco V.I. Global Health Care Fund     July 1, 2007     June 30, 2019
Invesco V.I. Global Real Estate Fund     July 1, 2007     June 30, 2019
Invesco V.I. Government Money Market     July 1, 2007     June 30, 2019
  Fund
Invesco V.I. Government Securities       July 1, 2007     June 30, 2019
  Fund
Invesco V.I. Growth and Income Fund    February 12, 2010  June 30, 2019
Invesco V.I. High Yield Fund             July 1, 2007     June 30, 2019
Invesco V.I. International Growth Fund   July 1, 2007     June 30, 2019
Invesco V.I. Managed Volatility Fund     July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Core Equity Fund    July 1, 2007     June 30, 2019
Invesco V.I. Mid Cap Growth Fund       February 12, 2010  June 30, 2019
Invesco V.I. S&P 500 Index Fund        February 12, 2010  June 30, 2019
Invesco V.I. Small Cap Equity Fund       July 1, 2007     June 30, 2019
Invesco V.I. Technology Fund             July 1, 2007     June 30, 2019
Invesco V.I. Value Opportunities Fund    July 1, 2007     June 30, 2019

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

          FUND                     EFFECTIVE DATE    COMMITTED UNTIL
          ----                   ------------------- ---------------
          Invesco Exchange Fund  September 30, 2015  June 30, 2019

                           INVESCO SECURITIES TRUST

FUND                                                  EFFECTIVE DATE   COMMITTED UNTIL
----                                                 ----------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/  January 16, 2013  June 30, 2019

                           INVESCO MANAGEMENT TRUST

       FUND                              EFFECTIVE DATE  COMMITTED UNTIL
       ----                              --------------  ---------------
       Invesco Conservative Income Fund  July 1, 2014    June 30, 2019

                               CLOSED-END FUNDS

FUND                                    EFFECTIVE DATE    COMMITTED UNTIL
----                                   ------------------ ---------------
Invesco Advantage Municipal Income       May 15, 2012     June 30, 2019
  Trust II
Invesco Bond Fund                       August 26, 2015   June 30, 2019
Invesco California Value Municipal       May 15, 2012     June 30, 2019
  Income Trust
Invesco Dynamic Credit Opportunities     May 15, 2012     June 30, 2019
  Fund
Invesco High Income 2023 Target Term   November 28, 2016  June 30, 2019
  Fund
Invesco High Income 2024 Target Term   November 30, 2017  June 30, 2019
  Fund
Invesco High Income Trust II             May 15, 2012     June 30, 2019
Invesco Municipal Income                August 26, 2015   June 30, 2019
  Opportunities Trust
Invesco Municipal Opportunity Trust      May 15, 2012     June 30, 2019
Invesco Municipal Trust                  May 15, 2012     June 30, 2019
Invesco Pennsylvania Value Municipal     May 15, 2012     June 30, 2019
  Income Trust
Invesco Quality Municipal Income Trust  August 26, 2015   June 30, 2019
Invesco Senior Income Trust              May 15, 2012     June 30, 2019
Invesco Trust for Investment Grade       May 15, 2012     June 30, 2019
  Municipals
Invesco Trust for Investment Grade       May 15, 2012     June 30, 2019
  New York Municipals
Invesco Value Municipal Income Trust     June 1, 2010     June 30, 2019

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive
    Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

    on behalf of the Funds listed in
    the Exhibits to this Memorandum
    of Agreement


    By:     /s/ John M. Zerr
            --------------------------
    Title:  Senior Vice President

    INVESCO ADVISERS, INC.

    By:     /s/ John M. Zerr
            --------------------------
    Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
----                                     ------------  ----------  ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%        July 1, 2013       June 30, 2018
   Class B Shares                        Contractual     2.75%        July 1, 2013       June 30, 2018
   Class C Shares                        Contractual     2.75%        July 1, 2013       June 30, 2018
   Class R Shares                        Contractual     2.25%        July 1, 2013       June 30, 2018
   Class R5 Shares                       Contractual     1.75%        July 1, 2013       June 30, 2018
   Class R6 Shares                       Contractual     1.75%        July 1, 2013       June 30, 2018
   Class Y Shares                        Contractual     1.75%        July 1, 2013       June 30, 2018

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%        July 1, 2012       June 30, 2018
   Class B Shares                        Contractual     2.00%        July 1, 2012       June 30, 2018
   Class C Shares                        Contractual     2.00%        July 1, 2012       June 30, 2018
   Class R6 Shares                       Contractual     1.25%       April 4, 2017       June 30, 2018
   Class Y Shares                        Contractual     1.25%        July 1, 2012       June 30, 2018

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.75%     December 16, 2016   December 31, 2018
   Class B Shares                        Contractual     1.50%     December 16, 2016   December 31, 2018
   Class C Shares                        Contractual     1.50%     December 16, 2016   December 31, 2018
   Class R Shares                        Contractual     1.00%     December 16, 2016   December 31, 2018
   Class R5 Shares                       Contractual     0.50%     December 16, 2016   December 31, 2018
   Class R6 Shares                       Contractual     0.50%     December 16, 2016   December 31, 2018
   Class Y Shares                        Contractual     0.50%     December 16, 2016   December 31, 2018

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%        July 1, 2012       June 30, 2018
   Class B Shares                        Contractual     2.75%        July 1, 2012       June 30, 2018
   Class C Shares                        Contractual     2.75%        July 1, 2012       June 30, 2018
   Class R Shares                        Contractual     2.25%        July 1, 2012       June 30, 2018
   Class R6 Shares                       Contractual     1.75%     September 24, 2012    June 30, 2018
   Class Y Shares                        Contractual     1.75%        July 1, 2012       June 30, 2018

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%        July 1, 2012       June 30, 2018
   Class B Shares                        Contractual     2.25%        July 1, 2012       June 30, 2018
   Class C Shares                        Contractual     2.25%        July 1, 2012       June 30, 2018
   Class R Shares                        Contractual     1.75%        July 1, 2012       June 30, 2018
   Class R5 Shares                       Contractual     1.25%        July 1, 2012       June 30, 2018
   Class R6 Shares                       Contractual     1.25%     September 24, 2012    June 30, 2018
   Class Y Shares                        Contractual     1.25%        July 1, 2012       June 30, 2018

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%       April 14, 2006      June 30, 2018
   Class C Shares                        Contractual     2.00%       April 14, 2006      June 30, 2018
   Class R Shares                        Contractual     1.75%       April 14, 2006      June 30, 2018
   Class R5 Shares                       Contractual     1.25%       April 14, 2006      June 30, 2018
   Class R6 Shares                       Contractual     1.25%     September 24, 2012    June 30, 2018
   Class Y Shares                        Contractual     1.25%      October 3, 2008      June 30, 2018

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual     2.00%        July 1, 2009       June 30, 2018
   Class B Shares                        Contractual     2.75%        July 1, 2009       June 30, 2018
   Class C Shares                        Contractual     2.75%        July 1, 2009       June 30, 2018
   Class R5 Shares                       Contractual     1.75%        July 1, 2009       June 30, 2018
   Class R6 Shares                       Contractual     1.75%     September 24, 2012    June 30, 2018
   Class Y Shares                        Contractual     1.75%        July 1, 2009       June 30, 2018

See page 18 for footnotes to Exhibit A.

                                           CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                       ------------ --------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2018
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2018
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2018
   Class R Shares                          Contractual         2.25%             July 1, 2012      June 30, 2018
   Class R5 Shares                         Contractual         1.75%             July 1, 2012      June 30, 2018
   Class R6 Shares                         Contractual         1.75%          September 24, 2012   June 30, 2018
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2018

Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2018
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2018
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2018
   Class R Shares                          Contractual         2.25%             July 1, 2012      June 30, 2018
   Class R5 Shares                         Contractual         1.75%             July 1, 2012      June 30, 2018
   Class R6 Shares                         Contractual         1.75%            April 4, 2017      June 30, 2018
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2018
   Investor Class Shares                   Contractual         2.00%             July 1, 2012      June 30, 2018

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual         1.50%             July 1, 2012      June 30, 2018
   Class B Shares                          Contractual         2.25%             July 1, 2012      June 30, 2018
   Class C Shares                          Contractual         2.25%             July 1, 2012      June 30, 2018
   Class R6 Shares                         Contractual         1.25%            April 4, 2017      June 30, 2018
   Class Y Shares                          Contractual         1.25%             July 1, 2012      June 30, 2018

Invesco S&P 500 Index Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2018
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2018
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2018
   Class R6 Shares                         Contractual         1.75%            April 4, 2017      June 30, 2018
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2018

Invesco Short Duration High Yield
  Municipal Fund
   Class A Shares                          Contractual         0.79%          September 30, 2015 December 31, 2018
   Class C Shares                          Contractual         1.54%          September 30, 2015 December 31, 2018
   Class R5 Shares                         Contractual         0.54%          September 30, 2015 December 31, 2018
   Class R6 Shares                         Contractual         0.54%            April 4, 2017    December 31, 2018
   Class Y Shares                          Contractual         0.54%          September 30, 2015 December 31, 2018

Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual         2.00%             July 1, 2012      June 30, 2018
   Class B Shares                          Contractual         2.75%             July 1, 2012      June 30, 2018
   Class C Shares                          Contractual         2.75%             July 1, 2012      June 30, 2018
   Class R5 Shares                         Contractual         1.75%          September 24, 2012   June 30, 2018
   Class R6 Shares                         Contractual         1.75%          September 24, 2012   June 30, 2018
   Class Y Shares                          Contractual         1.75%             July 1, 2012      June 30, 2018

Invesco Strategic Real Return Fund
   Class A Shares                          Contractual  0.82% less net AFFE*    April 30, 2014   December 31, 2018
   Class C Shares                          Contractual  1.57% less net AFFE*    April 30, 2014   December 31, 2018
   Class R Shares                          Contractual  1.07% less net AFFE*    April 30, 2014   December 31, 2018
   Class R5 Shares                         Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2018
   Class R6 Shares                         Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2018
   Class Y Shares                          Contractual  0.57% less net AFFE*    April 30, 2014   December 31, 2018

See page 18 for footnotes to Exhibit A.

                             AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                      ------------ ---------- ------------------ --------------
Invesco Charter Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2018
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2018
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2018
   Class R Shares                         Contractual     2.25%      July 1, 2009    June 30, 2018
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual     1.75%   September 24, 2012 June 30, 2018
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2018
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2018

Invesco Diversified Dividend Fund
   Class A Shares                         Contractual     2.00%      July 1, 2013    June 30, 2018
   Class B Shares                         Contractual     2.75%      July 1, 2013    June 30, 2018
   Class C Shares                         Contractual     2.75%      July 1, 2013    June 30, 2018
   Class R Shares                         Contractual     2.25%      July 1, 2013    June 30, 2018
   Class R5 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2018
   Class R6 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2018
   Class Y Shares                         Contractual     1.75%      July 1, 2013    June 30, 2018
   Investor Class Shares                  Contractual     2.00%      July 1, 2013    June 30, 2018

Invesco Summit Fund
   Class A Shares                         Contractual     2.00%         July 1, 2009  June 30, 2018
   Class B Shares                         Contractual     2.75%         July 1, 2009  June 30, 2018
   Class C Shares                         Contractual     2.75%         July 1, 2009  June 30, 2018
   Class P Shares                         Contractual     1.85%         July 1, 2009  June 30, 2018
   Class R5 Shares                        Contractual     1.75%         July 1, 2009  June 30, 2018
   Class R6 Shares                        Contractual     1.75%        April 4, 2017  June 30, 2018
   Class S Shares                         Contractual     1.90%   September 25, 2009  June 30, 2018
   Class Y Shares                         Contractual     1.75%         July 1, 2009  June 30, 2018

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                      ------------ ---------- ------------------ --------------
Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2018
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2018
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual     2.00%     April 4, 2017    June 30, 2018
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2018

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     1.22%    January 1, 2017   April 30, 2019
   Class B Shares                         Contractual     1.97%    January 1, 2017   April 30, 2019
   Class C Shares                         Contractual     1.97%    January 1, 2017   April 30, 2019
   Class R Shares                         Contractual     1.47%    January 1, 2017   April 30, 2019
   Class R5 Shares                        Contractual     0.97%    January 1, 2017   April 30, 2019
   Class R6 Shares                        Contractual     0.97%     April 4, 2017    April 30, 2019
   Class Y Shares                         Contractual     0.97%    January 1, 2017   April 30, 2019

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2018
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2018
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2018
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2018
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2018
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2018

See page 18 for footnotes to Exhibit A.

                               CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                           ------------  ----------  ------------------- --------------
Invesco Small Cap Equity Fund
   Class A Shares              Contractual     2.00%        July 1, 2009     June 30, 2018
   Class B Shares              Contractual     2.75%        July 1, 2009     June 30, 2018
   Class C Shares              Contractual     2.75%        July 1, 2009     June 30, 2018
   Class R Shares              Contractual     2.25%        July 1, 2009     June 30, 2018
   Class R5 Shares             Contractual     1.75%        July 1, 2009     June 30, 2018
   Class R6 Shares             Contractual     1.75%     September 24, 2012  June 30, 2018
   Class Y Shares              Contractual     1.75%        July 1, 2009     June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY         LIMITATION         CURRENT LIMIT         DATE
----                                        ------------  --------------------- ------------------- ---------------
Invesco Alternative Strategies Fund
   Class A Shares                           Contractual   1.44% less net AFFE*   January 1, 2017    April 30, 2019
   Class C Shares                           Contractual   2.19% less net AFFE*   January 1, 2017    April 30, 2019
   Class R Shares                           Contractual   1.69% less net AFFE*   January 1, 2017    April 30, 2019
   Class R5 Shares                          Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2019
   Class R6 Shares                          Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2019
   Class Y Shares                           Contractual   1.19% less net AFFE*   January 1, 2017    April 30, 2019

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual          0.25%           November 4, 2009   April 30, 2019
   Class AX Shares                          Contractual          0.25%          February 12, 2010   April 30, 2019
   Class B Shares                           Contractual          1.00%           November 4, 2009   April 30, 2019
   Class C Shares                           Contractual          1.00%           November 4, 2009   April 30, 2019
   Class CX Shares                          Contractual          1.00%          February 12, 2010   April 30, 2019
   Class R Shares                           Contractual          0.50%           November 4, 2009   April 30, 2019
   Class R5 Shares                          Contractual          0.00%           November 4, 2009   April 30, 2019
   Class R6 Shares                          Contractual          0.00%          September 24, 2012  April 30, 2019
   Class RX Shares                          Contractual          0.50%          February 12, 2010   April 30, 2019
   Class Y Shares                           Contractual          0.00%           November 4, 2009   April 30, 2019

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual          0.25%           November 4, 2009   April 30, 2019
   Class AX Shares                          Contractual          0.25%          February 12, 2010   April 30, 2019
   Class B Shares                           Contractual          1.00%           November 4, 2009   April 30, 2019
   Class C Shares                           Contractual          1.00%           November 4, 2009   April 30, 2019
   Class CX Shares                          Contractual          1.00%          February 12, 2010   April 30, 2019
   Class R Shares                           Contractual          0.50%           November 4, 2009   April 30, 2019
   Class R5 Shares                          Contractual          0.00%           November 4, 2009   April 30, 2019
   Class R6 Shares                          Contractual          0.00%          September 24, 2012  April 30, 2019
   Class RX Shares                          Contractual          0.50%          February 12, 2010   April 30, 2019
   Class Y Shares                           Contractual          0.00%           November 4, 2009   April 30, 2019

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual          0.25%           November 4, 2009   April 30, 2019
   Class AX Shares                          Contractual          0.25%          February 12, 2010   April 30, 2019
   Class B Shares                           Contractual          1.00%           November 4, 2009   April 30, 2019
   Class C Shares                           Contractual          1.00%           November 4, 2009   April 30, 2019
   Class CX Shares                          Contractual          1.00%          February 12, 2010   April 30, 2019
   Class R Shares                           Contractual          0.50%           November 4, 2009   April 30, 2019
   Class R5 Shares                          Contractual          0.00%           November 4, 2009   April 30, 2019
   Class R6 Shares                          Contractual          0.00%          September 24, 2012  April 30, 2019
   Class RX Shares                          Contractual          0.50%          February 12, 2010   April 30, 2019
   Class Y Shares                           Contractual          0.00%           November 4, 2009   April 30, 2019

See page 18 for footnotes to Exhibit A.

                                                 CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                             ------------  ----------  ------------------- ---------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual     0.25%      November 4, 2009   April 30, 2019
   Class AX Shares                               Contractual     0.25%     February 12, 2010   April 30, 2019
   Class B Shares                                Contractual     1.00%      November 4, 2009   April 30, 2019
   Class C Shares                                Contractual     1.00%      November 4, 2009   April 30, 2019
   Class CX Shares                               Contractual     1.00%     February 12, 2010   April 30, 2019
   Class R Shares                                Contractual     0.50%      November 4, 2009   April 30, 2019
   Class R5 Shares                               Contractual     0.00%      November 4, 2009   April 30, 2019
   Class R6 Shares                               Contractual     0.00%     September 24, 2012  April 30, 2019
   Class RX Shares                               Contractual     0.50%     February 12, 2010   April 30, 2019
   Class Y Shares                                Contractual     0.00%      November 4, 2009   April 30, 2019

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual     0.25%      November 4, 2009   April 30, 2019
   Class AX Shares                               Contractual     0.25%     February 12, 2010   April 30, 2019
   Class B Shares                                Contractual     1.00%      November 4, 2009   April 30, 2019
   Class C Shares                                Contractual     1.00%      November 4, 2009   April 30, 2019
   Class CX Shares                               Contractual     1.00%     February 12, 2010   April 30, 2019
   Class R Shares                                Contractual     0.50%      November 4, 2009   April 30, 2019
   Class R5 Shares                               Contractual     0.00%      November 4, 2009   April 30, 2019
   Class R6 Shares                               Contractual     0.00%     September 24, 2012  April 30, 2019
   Class RX Shares                               Contractual     0.50%     February 12, 2010   April 30, 2019
   Class Y Shares                                Contractual     0.00%      November 4, 2009   April 30, 2019

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%        July 1, 2012     June 30, 2018
   Class B Shares                                Contractual     2.25%        July 1, 2012     June 30, 2018
   Class C Shares                                Contractual     2.25%        July 1, 2012     June 30, 2018
   Class R Shares                                Contractual     1.75%        July 1, 2012     June 30, 2018
   Class R5 Shares                               Contractual     1.25%        July 1, 2012     June 30, 2018
   Class R6 Shares                               Contractual     1.25%       April 4, 2017     June 30, 2018
   Class S Shares                                Contractual     1.40%        July 1, 2012     June 30, 2018
   Class Y Shares                                Contractual     1.25%        July 1, 2012     June 30, 2018

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%        July 1, 2012     June 30, 2018
   Class B Shares                                Contractual     2.25%        July 1, 2012     June 30, 2018
   Class C Shares                                Contractual     2.25%        July 1, 2012     June 30, 2018
   Class R5 Shares                               Contractual     1.25%        July 1, 2012     June 30, 2018
   Class R6 Shares                               Contractual     1.25%     September 24, 2012  June 30, 2018
   Class Y Shares                                Contractual     1.25%        July 1, 2012     June 30, 2018

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.00%        May 1, 2016      June 30, 2018
   Class B Shares                                Contractual     2.75%        May 1, 2016      June 30, 2018
   Class C Shares                                Contractual     2.75%        May 1, 2016      June 30, 2018
   Class R Shares                                Contractual     2.25%        May 1, 2016      June 30, 2018
   Class R5 Shares                               Contractual     1.75%        May 1, 2016      June 30, 2018
   Class R6 Shares                               Contractual     1.75%       April 4, 2017     June 30, 2018
   Class Y Shares                                Contractual     1.75%        May 1, 2016      June 30, 2018

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%        July 1, 2012     June 30, 2018
   Class B Shares                                Contractual     2.75%        July 1, 2012     June 30, 2018
   Class C Shares                                Contractual     2.75%        July 1, 2012     June 30, 2018
   Class R Shares                                Contractual     2.25%        July 1, 2012     June 30, 2018
   Class R5 Shares                               Contractual     1.75%        July 1, 2012     June 30, 2018
   Class R6 Shares                               Contractual     1.75%       April 4, 2017     June 30, 2018
   Class S Shares                                Contractual     1.90%        July 1, 2012     June 30, 2018
   Class Y Shares                                Contractual     1.75%        July 1, 2012     June 30, 2018

See page 18 for footnotes to Exhibit A.

                                         CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                     ------------  --------------------- ------------------- ------------------
Invesco Income Allocation Fund
   Class A Shares                        Contractual          0.25%             May 1, 2012       April 30, 2019
   Class B Shares                        Contractual          1.00%             May 1, 2012       April 30, 2019
   Class C Shares                        Contractual          1.00%             May 1, 2012       April 30, 2019
   Class R Shares                        Contractual          0.50%             May 1, 2012       April 30, 2019
   Class R5 Shares                       Contractual          0.00%             May 1, 2012       April 30, 2019
   Class R6 Shares                       Contractual          0.00%            April 4, 2017      April 30, 2019
   Class Y Shares                        Contractual          0.00%             May 1, 2012       April 30, 2019

Invesco International Allocation Fund
   Class A Shares                        Contractual          2.25%             May 1, 2012        June 30, 2018
   Class B Shares                        Contractual          3.00%             May 1, 2012        June 30, 2018
   Class C Shares                        Contractual          3.00%             May 1, 2012        June 30, 2018
   Class R Shares                        Contractual          2.50%             May 1, 2012        June 30, 2018
   Class R5 Shares                       Contractual          2.00%             May 1, 2012        June 30, 2018
   Class R6 Shares                       Contractual          2.00%            April 4, 2017       June 30, 2018
   Class Y Shares                        Contractual          2.00%             May 1, 2012        June 30, 2018

Invesco Mid Cap Core Equity Fund
   Class A Shares                        Contractual          2.00%             July 1, 2009       June 30, 2018
   Class B Shares                        Contractual          2.75%             July 1, 2009       June 30, 2018
   Class C Shares                        Contractual          2.75%             July 1, 2009       June 30, 2018
   Class R Shares                        Contractual          2.25%             July 1, 2009       June 30, 2018
   Class R5 Shares                       Contractual          1.75%             July 1, 2009       June 30, 2018
   Class R6 Shares                       Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                        Contractual          1.75%             July 1, 2009       June 30, 2018

Invesco Moderate Allocation Fund
   Class A Shares                        Contractual          1.50%             July 1, 2012       June 30, 2018
   Class B Shares                        Contractual          2.25%             July 1, 2012       June 30, 2018
   Class C Shares                        Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R Shares                        Contractual          1.75%             July 1, 2012       June 30, 2018
   Class R5 Shares                       Contractual          1.25%             July 1, 2012       June 30, 2018
   Class R6 Shares                       Contractual          1.25%            April 4, 2017       June 30, 2018
   Class S Shares                        Contractual          1.40%             July 1, 2012       June 30, 2018
   Class Y Shares                        Contractual          1.25%             July 1, 2012       June 30, 2018

Invesco Multi-Asset Inflation Fund
   Class A Shares                        Contractual   1.02% less net AFFE*   January 1, 2017     April 30, 2019
   Class C Shares                        Contractual   1.77% less net AFFE*   January 1, 2017     April 30, 2019
   Class R Shares                        Contractual   1.27% less net AFFE*   January 1, 2017     April 30, 2019
   Class R5 Shares                       Contractual   0.77% less net AFFE*   January 1, 2017     April 30, 2019
   Class R6 Shares                       Contractual   0.77% less net AFFE*   January 1, 2017     April 30, 2019
   Class Y Shares                        Contractual   0.77% less net AFFE*   January 1, 2017     April 30, 2019

Invesco Peak Retirement(TM) 2015 Fund
   Class A Shares                        Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                        Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                        Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                       Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                       Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                        Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

Invesco Peak Retirement(TM) 2020 Fund
   Class A Shares                        Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                        Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                        Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                       Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                       Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                        Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

See page 18 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY        LIMITATION        CURRENT LIMIT           DATE
----                                     ------------ --------------------- ------------------ ------------------
Invesco Peak Retirement(TM) 2025 Fund
   Class A Shares                        Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2030 Fund
   Class A Shares                        Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2035 Fund
   Class A Shares                        Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2040 Fund
   Class A Shares                        Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2045 Fund
   Class A Shares                        Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2050 Fund
   Class A Shares                        Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2055 Fund
   Class A Shares                        Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019

Invesco Peak Retirement(TM) 2060 Fund
   Class A Shares                        Contractual  0.81% less net AFFE*  December 18, 2017  December 31, 2019
   Class C Shares                        Contractual  1.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R Shares                        Contractual  1.06% less net AFFE*  December 18, 2017  December 31, 2019
   Class R5 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class R6 Shares                       Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019
   Class Y Shares                        Contractual  0.56% less net AFFE*  December 18, 2017  December 31, 2019

See page 18 for footnotes to Exhibit A.

                                         CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                     ------------  --------------------- ------------------- -----------------
Invesco Peak Retirement(TM) 2065 Fund
   Class A Shares                        Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                        Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                        Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                       Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                       Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                        Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

Invesco Peak Retirement(TM) Now Fund
   Class A Shares                        Contractual   0.81% less net AFFE*  December 18, 2017   December 31, 2019
   Class C Shares                        Contractual   1.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R Shares                        Contractual   1.06% less net AFFE*  December 18, 2017   December 31, 2019
   Class R5 Shares                       Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class R6 Shares                       Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019
   Class Y Shares                        Contractual   0.56% less net AFFE*  December 18, 2017   December 31, 2019

Invesco Quality Income Fund
   Class A Shares                        Contractual          1.50%             July 1, 2012       June 30, 2018
   Class B Shares                        Contractual          2.25%             July 1, 2012       June 30, 2018
   Class C Shares                        Contractual          2.25%             July 1, 2012       June 30, 2018
   Class R5 Shares                       Contractual          1.25%             July 1, 2012       June 30, 2018
   Class R6 Shares                       Contractual          1.25%            April 4, 2017       June 30, 2018
   Class Y Shares                        Contractual          1.25%             July 1, 2012       June 30, 2018

Invesco Small Cap Growth Fund
   Class A Shares                        Contractual          2.00%             July 1, 2009       June 30, 2018
   Class B Shares                        Contractual          2.75%             July 1, 2009       June 30, 2018
   Class C Shares                        Contractual          2.75%             July 1, 2009       June 30, 2018
   Class R Shares                        Contractual          2.25%             July 1, 2009       June 30, 2018
   Class R5 Shares                       Contractual          1.75%             July 1, 2009       June 30, 2018
   Class R6 Shares                       Contractual          1.75%          September 24, 2012    June 30, 2018
   Class Y Shares                        Contractual          1.75%             July 1, 2009       June 30, 2018
   Investor Class Shares                 Contractual          2.00%             July 1, 2009       June 30, 2018

                      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                         CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
----                                     ------------  --------------------- ------------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                        Contractual          2.25%             July 1, 2009       June 30, 2018
   Class B Shares                        Contractual          3.00%             July 1, 2009       June 30, 2018
   Class C Shares                        Contractual          3.00%             July 1, 2009       June 30, 2018
   Class R6 Shares                       Contractual          2.00%            April 4, 2017       June 30, 2018
   Class Y Shares                        Contractual          2.00%             July 1, 2009       June 30, 2018

Invesco European Growth Fund
   Class A Shares                        Contractual          2.25%             July 1, 2009       June 30, 2018
   Class B Shares                        Contractual          3.00%             July 1, 2009       June 30, 2018
   Class C Shares                        Contractual          3.00%             July 1, 2009       June 30, 2018
   Class R Shares                        Contractual          2.50%             July 1, 2009       June 30, 2018
   Class R6 Shares                       Contractual          2.00%            April 4, 2017       June 30, 2018
   Class Y Shares                        Contractual          2.00%             July 1, 2009       June 30, 2018
   Investor Class Shares                 Contractual          2.25%             July 1, 2009       June 30, 2018

Invesco Global Growth Fund
   Class A Shares                        Contractual          1.22%           January 1, 2017    February 28, 2019
   Class B Shares                        Contractual          1.97%           January 1, 2017    February 28, 2019
   Class C Shares                        Contractual          1.97%           January 1, 2017    February 28, 2019
   Class R5 Shares                       Contractual          0.97%           January 1, 2017    February 28, 2019
   Class R6 Shares                       Contractual          0.97%           January 1, 2017    February 28, 2019
   Class Y Shares                        Contractual          0.97%           January 1, 2017    February 28, 2019

See page 18 for footnotes to Exhibit A.

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                        ------------  ----------  -----------------  ------------------
Invesco Global Opportunities Fund
   Class A Shares                           Contractual     1.02%     January 1, 2017    February 28, 2019
   Class C Shares                           Contractual     1.77%     January 1, 2017    February 28, 2019
   Class R Shares                           Contractual     1.27%     January 1, 2017    February 28, 2019
   Class R5 Shares                          Contractual     0.77%     January 1, 2017    February 28, 2019
   Class R6 Shares                          Contractual     0.77%     January 1, 2017    February 28, 2019
   Class Y Shares                           Contractual     0.77%     January 1, 2017    February 28, 2019

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009        June 30, 2018
   Class B Shares                           Contractual     3.00%      July 1, 2009        June 30, 2018
   Class C Shares                           Contractual     3.00%      July 1, 2009        June 30, 2018
   Class R5 Shares                          Contractual     2.00%      July 1, 2009        June 30, 2018
   Class R6 Shares                          Contractual     2.00%      April 4, 2017       June 30, 2018
   Class Y Shares                           Contractual     2.00%      July 1, 2009        June 30, 2018

Invesco Global Responsibility Equity Fund
   Class A Shares                           Contractual     0.85%      June 30, 2016     February 28, 2019
   Class C Shares                           Contractual     1.60%      June 30, 2016     February 28, 2019
   Class R Shares                           Contractual     1.10%      June 30, 2016     February 28, 2019
   Class R5 Shares                          Contractual     0.60%      June 30, 2016     February 28, 2019
   Class R6 Shares                          Contractual     0.60%      June 30, 2016     February 28, 2019
   Class Y Shares                           Contractual     0.60%      June 30, 2016     February 28, 2019

Invesco International Companies Fund
   Class A Shares                           Contractual     1.12%     January 1, 2017    February 28, 2019
   Class C Shares                           Contractual     1.87%     January 1, 2017    February 28, 2019
   Class R Shares                           Contractual     1.37%     January 1, 2017    February 28, 2019
   Class R5 Shares                          Contractual     0.87%     January 1, 2017    February 28, 2019
   Class R6 Shares                          Contractual     0.87%     January 1, 2017    February 28, 2019
   Class Y Shares                           Contractual     0.87%     January 1, 2017    February 28, 2019

Invesco International Core Equity Fund
   Class A Shares                           Contractual     1.12%     January 1, 2017    February 28, 2019
   Class B Shares                           Contractual     1.87%     January 1, 2017    February 28, 2019
   Class C Shares                           Contractual     1.87%     January 1, 2017    February 28, 2019
   Class R Shares                           Contractual     1.37%     January 1, 2017    February 28, 2019
   Class R5 Shares                          Contractual     0.87%     January 1, 2017    February 28, 2019
   Class R6 Shares                          Contractual     0.87%     January 1, 2017    February 28, 2019
   Class Y Shares                           Contractual     0.87%     January 1, 2017    February 28, 2019
   Investor Class Shares                    Contractual     1.12%     January 1, 2017    February 28, 2019

Invesco International Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2013        June 30, 2018
   Class B Shares                           Contractual     3.00%      July 1, 2013        June 30, 2018
   Class C Shares                           Contractual     3.00%      July 1, 2013        June 30, 2018
   Class R Shares                           Contractual     2.50%      July 1, 2013        June 30, 2018
   Class R5 Shares                          Contractual     2.00%      July 1, 2013        June 30, 2018
   Class R6 Shares                          Contractual     2.00%      July 1, 2013        June 30, 2018
   Class Y Shares                           Contractual     2.00%      July 1, 2013        June 30, 2018

Invesco Select Opportunities Fund
   Class A Shares                           Contractual     1.02%     January 1, 2017    February 28, 2019
   Class C Shares                           Contractual     1.77%     January 1, 2017    February 28, 2019
   Class R Shares                           Contractual     1.27%     January 1, 2017    February 28, 2019
   Class R5 Shares                          Contractual     0.77%     January 1, 2017    February 28, 2019
   Class R6 Shares                          Contractual     0.77%     January 1, 2017    February 28, 2019
   Class Y Shares                           Contractual     0.77%     January 1, 2017    February 28, 2019

See page 18 for footnotes to Exhibit A.

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                              ------------  ---------- ------------------- ------------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual      1.50%    January 1, 2017    February 28, 2019
   Class C Shares                                 Contractual      2.25%    January 1, 2017    February 28, 2019
   Class R Shares                                 Contractual      1.75%    January 1, 2017    February 28, 2019
   Class R5 Shares                                Contractual      1.25%    January 1, 2017    February 28, 2019
   Class R6 Shares                                Contractual      1.25%    January 1, 2017    February 28, 2019
   Class Y Shares                                 Contractual      1.25%    January 1, 2017    February 28, 2019

Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                                 Contractual      2.00%      July 1, 2012       June 30, 2018
   Class B Shares                                 Contractual      2.75%      July 1, 2012       June 30, 2018
   Class C Shares                                 Contractual      2.75%      July 1, 2012       June 30, 2018
   Class R Shares                                 Contractual      2.25%      July 1, 2012       June 30, 2018
   Class R5 Shares                                Contractual      1.75%      July 1, 2012       June 30, 2018
   Class R6 Shares                                Contractual      1.75%   September 24, 2012    June 30, 2018
   Class Y Shares                                 Contractual      1.75%      July 1, 2012       June 30, 2018

Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares                                 Contractual      2.00%      July 1, 2014       June 30, 2018
   Class B Shares                                 Contractual      2.75%      July 1, 2014       June 30, 2018
   Class C Shares                                 Contractual      2.75%      July 1, 2014       June 30, 2018
   Class R Shares                                 Contractual      2.25%      July 1, 2014       June 30, 2018
   Class R5 Shares                                Contractual      1.75%      July 1, 2014       June 30, 2018
   Class R6 Shares                                Contractual      1.75%      July 1, 2014       June 30, 2018
   Class Y Shares                                 Contractual      1.75%      July 1, 2014       June 30, 2018

Invesco Developing Markets Fund
   Class A Shares                                 Contractual      2.25%      July 1, 2012       June 30, 2018
   Class B Shares                                 Contractual      3.00%      July 1, 2012       June 30, 2018
   Class C Shares                                 Contractual      3.00%      July 1, 2012       June 30, 2018
   Class R5 Shares                                Contractual      2.00%      July 1, 2012       June 30, 2018
   Class R6 Shares                                Contractual      2.00%   September 24, 2012    June 30, 2018
   Class Y Shares                                 Contractual      2.00%      July 1, 2012       June 30, 2018

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual      1.33%    January 1, 2017    February 28, 2019
   Class C Shares                                 Contractual      2.08%    January 1, 2017    February 28, 2019
   Class R Shares                                 Contractual      1.58%    January 1, 2017    February 28, 2019
   Class R5 Shares                                Contractual      1.08%    January 1, 2017    February 28, 2019
   Class R6 Shares                                Contractual      1.08%    January 1, 2017    February 28, 2019
   Class Y Shares                                 Contractual      1.08%    January 1, 2017    February 28, 2019

Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                                 Contractual      1.24%     June 14, 2010     February 28, 2019
   Class B Shares                                 Contractual      1.99%     June 14, 2010     February 28, 2019
   Class C Shares                                 Contractual      1.99%     June 14, 2010     February 28, 2019
   Class R Shares                                 Contractual      1.49%     June 14, 2010     February 28, 2019
   Class R5 Shares                                Contractual      0.99%     June 14, 2010     February 28, 2019
   Class R6 Shares                                Contractual      0.99%   September 24, 2012  February 28, 2019
   Class Y Shares                                 Contractual      0.99%     June 14, 2010     February 28, 2019

See page 18 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY        LIMITATION         CURRENT LIMIT          DATE
----                                     ------------ --------------------- ------------------ -----------------
Invesco Endeavor Fund
   Class A Shares                        Contractual         2.00%             July 1, 2009      June 30, 2018
   Class B Shares                        Contractual         2.75%             July 1, 2009      June 30, 2018
   Class C Shares                        Contractual         2.75%             July 1, 2009      June 30, 2018
   Class R Shares                        Contractual         2.25%             July 1, 2009      June 30, 2018
   Class R5 Shares                       Contractual         1.75%             July 1, 2009      June 30, 2018
   Class R6 Shares                       Contractual         1.75%          September 24, 2012   June 30, 2018
   Class Y Shares                        Contractual         1.75%             July 1, 2009      June 30, 2018

Invesco Global Health Care Fund
   Class A Shares                        Contractual         2.00%             July 1, 2012      June 30, 2018
   Class B Shares                        Contractual         2.75%             July 1, 2012      June 30, 2018
   Class C Shares                        Contractual         2.75%             July 1, 2012      June 30, 2018
   Class R6 Shares                       Contractual         1.75%             July 1, 2012      June 30, 2018
   Class Y Shares                        Contractual         1.75%            April 4, 2017      June 30, 2018
   Investor Class Shares                 Contractual         2.00%             July 1, 2012      June 30, 2018

Invesco Global Infrastructure Fund
   Class A Shares                        Contractual         1.28%           January 1, 2017   February 28, 2019
   Class C Shares                        Contractual         2.03%           January 1, 2017   February 28, 2019
   Class R Shares                        Contractual         1.53%           January 1, 2017   February 28, 2019
   Class R5 Shares                       Contractual         1.03%           January 1, 2017   February 28, 2019
   Class R6 Shares                       Contractual         1.03%           January 1, 2017   February 28, 2019
   Class Y Shares                        Contractual         1.03%           January 1, 2017   February 28, 2019

Invesco Global Market Neutral Fund
   Class A Shares                        Contractual         1.50%           January 1, 2017   February 28, 2019
   Class C Shares                        Contractual         2.25%           January 1, 2017   February 28, 2019
   Class R Shares                        Contractual         1.75%           January 1, 2017   February 28, 2019
   Class R5 Shares                       Contractual         1.25%           January 1, 2017   February 28, 2019
   Class R6 Shares                       Contractual         1.25%           January 1, 2017   February 28, 2019
   Class Y Shares                        Contractual         1.25%           January 1, 2017   February 28, 2019

Invesco Global Targeted Returns Fund/4/
   Class A Shares                        Contractual  1.44% less net AFFE*   January 1, 2017   February 28, 2019
   Class C Shares                        Contractual  2.19% less net AFFE*   January 1, 2017   February 28, 2019
   Class R Shares                        Contractual  1.69% less net AFFE*   January 1, 2017   February 28, 2019
   Class R5 Shares                       Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2019
   Class R6 Shares                       Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2019
   Class Y Shares                        Contractual  1.19% less net AFFE*   January 1, 2017   February 28, 2019

Invesco Greater China Fund
   Class A Shares                        Contractual         2.25%             July 1, 2009      June 30, 2018
   Class B Shares                        Contractual         3.00%             July 1, 2009      June 30, 2018
   Class C Shares                        Contractual         3.00%             July 1, 2009      June 30, 2018
   Class R5 Shares                       Contractual         2.00%             July 1, 2009      June 30, 2018
   Class R6 Shares                       Contractual         2.00%            April 4, 2017      June 30, 2018
   Class Y Shares                        Contractual         2.00%             July 1, 2009      June 30, 2018

Invesco Long/Short Equity Fund
   Class A Shares                        Contractual         1.59%           January 1, 2017   February 28, 2019
   Class C Shares                        Contractual         2.34%           January 1, 2017   February 28, 2019
   Class R Shares                        Contractual         1.84%           January 1, 2017   February 28, 2019
   Class R5 Shares                       Contractual         1.34%           January 1, 2017   February 28, 2019
   Class R6 Shares                       Contractual         1.34%           January 1, 2017   February 28, 2019
   Class Y Shares                        Contractual         1.34%           January 1, 2017   February 28, 2019

See page 18 for footnotes to Exhibit A.

                                              CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                          ------------  ----------  ------------------ ------------------
Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.33%      January 1, 2017   February 28, 2019
   Class C Shares                             Contractual     2.08%      January 1, 2017   February 28, 2019
   Class R Shares                             Contractual     1.58%      January 1, 2017   February 28, 2019
   Class R5 Shares                            Contractual     1.08%      January 1, 2017   February 28, 2019
   Class R6 Shares                            Contractual     1.08%      January 1, 2017   February 28, 2019
   Class Y Shares                             Contractual     1.08%      January 1, 2017   February 28, 2019

Invesco MLP Fund
   Class A Shares                             Contractual     1.28%      January 1, 2017   February 28, 2019
   Class C Shares                             Contractual     2.03%      January 1, 2017   February 28, 2019
   Class R Shares                             Contractual     1.53%      January 1, 2017   February 28, 2019
   Class R5 Shares                            Contractual     1.03%      January 1, 2017   February 28, 2019
   Class R6 Shares                            Contractual     1.03%      January 1, 2017   February 28, 2019
   Class Y Shares                             Contractual     1.03%      January 1, 2017   February 28, 2019

Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                             Contractual     1.44%      January 1, 2017   February 28, 2019
   Class C Shares                             Contractual     2.19%      January 1, 2017   February 28, 2019
   Class R Shares                             Contractual     1.69%      January 1, 2017   February 28, 2019
   Class R5 Shares                            Contractual     1.19%      January 1, 2017   February 28, 2019
   Class R6 Shares                            Contractual     1.19%      January 1, 2017   February 28, 2019
   Class Y Shares                             Contractual     1.19%      January 1, 2017   February 28, 2019

Invesco Multi-Asset Income Fund
   Class A Shares                             Contractual     0.85%      January 1, 2017   February 28, 2019
   Class C Shares                             Contractual     1.60%      January 1, 2017   February 28, 2019
   Class R Shares                             Contractual     1.10%      January 1, 2017   February 28, 2019
   Class R5 Shares                            Contractual     0.60%      January 1, 2017   February 28, 2019
   Class R6 Shares                            Contractual     0.60%      January 1, 2017   February 28, 2019
   Class Y Shares                             Contractual     0.60%      January 1, 2017   February 28, 2019

Invesco Pacific Growth Fund
   Class A Shares                             Contractual     2.25%       July 1, 2012       June 30, 2018
   Class B Shares                             Contractual     3.00%       July 1, 2012       June 30, 2018
   Class C Shares                             Contractual     3.00%       July 1, 2012       June 30, 2018
   Class R Shares                             Contractual     2.50%       July 1, 2012       June 30, 2018
   Class R5 Shares                            Contractual     2.00%       July 1, 2012       June 30, 2018
   Class R6 Shares                            Contractual     2.00%       April 4, 2017      June 30, 2018
   Class Y Shares                             Contractual     2.00%       July 1, 2012       June 30, 2018

Invesco Select Companies Fund
   Class A Shares                             Contractual     2.00%       July 1, 2009       June 30, 2018
   Class B Shares                             Contractual     2.75%       July 1, 2009       June 30, 2018
   Class C Shares                             Contractual     2.75%       July 1, 2009       June 30, 2018
   Class R Shares                             Contractual     2.25%       July 1, 2009       June 30, 2018
   Class R5 Shares                            Contractual     1.75%       July 1, 2009       June 30, 2018
   Class R6 Shares                            Contractual     1.75%       April 4, 2017      June 30, 2018
   Class Y Shares                             Contractual     1.75%       July 1, 2009       June 30, 2018

Invesco U.S. Managed Volatility Fund
   Class R6 Shares                            Contractual     0.15%     December 18, 2017  December 31, 2019

Invesco World Bond Fund
   Class A Shares                             Contractual     0.94%     December 1, 2016   February 28, 2019
   Class B Shares                             Contractual     1.69%     December 1, 2016   February 28, 2019
   Class C Shares                             Contractual     1.69%     December 1, 2016   February 28, 2019
   Class R5 Shares                            Contractual     0.69%     December 1, 2016   February 28, 2019
   Class R6 Shares                            Contractual     0.69%     December 1, 2016   February 28, 2019
   Class Y Shares                             Contractual     0.69%     December 1, 2016   February 28, 2019

See page 18 for footnotes to Exhibit A.

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                        ------------  ----------  ------------------- --------------

Invesco Corporate Bond Fund
   Class A Shares                           Contractual    1.50%         July 1, 2012     June 30, 2018
   Class B Shares                           Contractual    2.25%         July 1, 2012     June 30, 2018
   Class C Shares                           Contractual    2.25%         July 1, 2012     June 30, 2018
   Class R Shares                           Contractual    1.75%         July 1, 2012     June 30, 2018
   Class R5 Shares                          Contractual    1.25%         July 1, 2012     June 30, 2018
   Class R6 Shares                          Contractual    1.25%      September 24, 2012  June 30, 2018
   Class Y Shares                           Contractual    1.25%         July 1, 2012     June 30, 2018

Invesco Global Real Estate Fund
   Class A Shares                           Contractual    2.00%         July 1, 2009     June 30, 2018
   Class B Shares                           Contractual    2.75%         July 1, 2009     June 30, 2018
   Class C Shares                           Contractual    2.75%         July 1, 2009     June 30, 2018
   Class R Shares                           Contractual    2.25%         July 1, 2009     June 30, 2018
   Class R5 Shares                          Contractual    1.75%         July 1, 2009     June 30, 2018
   Class R6 Shares                          Contractual    1.75%      September 24, 2012  June 30, 2018
   Class Y Shares                           Contractual    1.75%         July 1, 2009     June 30, 2018

Invesco High Yield Fund
   Class A Shares                           Contractual    1.50%         July 1, 2013     June 30, 2018
   Class B Shares                           Contractual    2.25%         July 1, 2013     June 30, 2018
   Class C Shares                           Contractual    2.25%         July 1, 2013     June 30, 2018
   Class R5 Shares                          Contractual    1.25%         July 1, 2013     June 30, 2018
   Class R6 Shares                          Contractual    1.25%         July 1, 2013     June 30, 2018
   Class Y Shares                           Contractual    1.25%         July 1, 2013     June 30, 2018
   Investor Class Shares                    Contractual    1.50%         July 1, 2013     June 30, 2018

Invesco Short Duration Inflation Protected
  Fund
   Class A Shares                           Contractual    0.55%      December 31, 2015   June 30, 2018
   Class A2 Shares                          Contractual    0.45%      December 31, 2015   June 30, 2018
   Class R5 Shares                          Contractual    0.30%      December 31, 2015   June 30, 2018
   Class R6 Shares                          Contractual    0.30%      December 31, 2015   June 30, 2018
   Class Y Shares                           Contractual    0.30%      December 31, 2015   June 30, 2018

Invesco Real Estate Fund
   Class A Shares                           Contractual    2.00%         July 1, 2012     June 30, 2018
   Class B Shares                           Contractual    2.75%         July 1, 2012     June 30, 2018
   Class C Shares                           Contractual    2.75%         July 1, 2012     June 30, 2018
   Class R Shares                           Contractual    2.25%         July 1, 2012     June 30, 2018
   Class R5 Shares                          Contractual    1.75%         July 1, 2012     June 30, 2018
   Class R6 Shares                          Contractual    1.75%      September 24, 2012  June 30, 2018
   Class Y Shares                           Contractual    1.75%         July 1, 2012     June 30, 2018
   Investor Class Shares                    Contractual    2.00%         July 1, 2012     June 30, 2018

Invesco Short Term Bond Fund
   Class A Shares                           Contractual    1.40%         July 1, 2013     June 30, 2018
   Class C Shares                           Contractual   1.75%/6/       July 1, 2013     June 30, 2018
   Class R Shares                           Contractual    1.75%         July 1, 2013     June 30, 2018
   Class R5 Shares                          Contractual    1.25%         July 1, 2013     June 30, 2018
   Class R6 Shares                          Contractual    1.25%         July 1, 2013     June 30, 2018
   Class Y Shares                           Contractual    1.25%         July 1, 2013     June 30, 2018

Invesco U.S. Government Fund
   Class A Shares                           Contractual    1.50%         July 1, 2012     June 30, 2018
   Class B Shares                           Contractual    2.25%         July 1, 2012     June 30, 2018
   Class C Shares                           Contractual    2.25%         July 1, 2012     June 30, 2018
   Class R Shares                           Contractual    1.75%         July 1, 2012     June 30, 2018
   Class R5 Shares                          Contractual    1.25%         July 1, 2012     June 30, 2018
   Class R6 Shares                          Contractual    1.25%        April 4, 2017     June 30, 2018
   Class Y Shares                           Contractual    1.25%         July 1, 2012     June 30, 2018
   Investor Class Shares                    Contractual    1.50%         July 1, 2012     June 30, 2018

See page 18 for footnotes to Exhibit A.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                     CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                 ------------  ---------- ------------------- --------------
Invesco American Value Fund
   Class A Shares                    Contractual      2.00%      July 1, 2013     June 30, 2018
   Class B Shares                    Contractual      2.75%      July 1, 2013     June 30, 2018
   Class C Shares                    Contractual      2.75%      July 1, 2013     June 30, 2018
   Class R Shares                    Contractual      2.25%      July 1, 2013     June 30, 2018
   Class R5 Shares                   Contractual      1.75%      July 1, 2013     June 30, 2018
   Class R6 Shares                   Contractual      1.75%      July 1, 2013     June 30, 2018
   Class Y Shares                    Contractual      1.75%      July 1, 2013     June 30, 2018

Invesco Comstock Fund
   Class A Shares                    Contractual      2.00%      July 1, 2012     June 30, 2018
   Class B Shares                    Contractual      2.75%      July 1, 2012     June 30, 2018
   Class C Shares                    Contractual      2.75%      July 1, 2012     June 30, 2018
   Class R Shares                    Contractual      2.25%      July 1, 2012     June 30, 2018
   Class R5 Shares                   Contractual      1.75%      July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual      1.75%   September 24, 2012  June 30, 2018
   Class Y Shares                    Contractual      1.75%      July 1, 2012     June 30, 2018

Invesco Energy Fund
   Class A Shares                    Contractual      2.00%      July 1, 2009     June 30, 2018
   Class B Shares                    Contractual      2.75%      July 1, 2009     June 30, 2018
   Class C Shares                    Contractual      2.75%      July 1, 2009     June 30, 2018
   Class R5 Shares                   Contractual      1.75%      July 1, 2009     June 30, 2018
   Class R6 Shares                   Contractual      1.75%     April 4, 2017     June 30, 2018
   Class Y Shares                    Contractual      1.75%      July 1, 2009     June 30, 2018
   Investor Class Shares             Contractual      2.00%      July 1, 2009     June 30, 2018

Invesco Dividend Income Fund
   Class A Shares                    Contractual      2.00%   September 1, 2016   June 30, 2018
   Class B Shares                    Contractual      2.75%   September 1, 2016   June 30, 2018
   Class C Shares                    Contractual      2.75%   September 1, 2016   June 30, 2018
   Class R5 Shares                   Contractual      1.75%   September 1, 2016   June 30, 2018
   Class R6 Shares                   Contractual      1.75%   September 1, 2016   June 30, 2018
   Class Y Shares                    Contractual      1.75%   September 1, 2016   June 30, 2018
   Investor Class Shares             Contractual      2.00%   September 1, 2016   June 30, 2018

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual      2.00%      July 1, 2009     June 30, 2018
   Class B Shares                    Contractual      2.75%      July 1, 2009     June 30, 2018
   Class C Shares                    Contractual      2.75%      July 1, 2009     June 30, 2018
   Class R6 Shares                   Contractual      1.75%     April 4, 2017     June 30, 2018
   Class Y Shares                    Contractual      1.75%      July 1, 2009     June 30, 2018
   Investor Class Shares             Contractual      2.00%      July 1, 2009     June 30, 2018

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual      2.00%     August 1, 2015    June 30, 2018
   Class B Shares                    Contractual      2.75%     August 1, 2015    June 30, 2018
   Class C Shares                    Contractual      2.75%     August 1, 2015    June 30, 2018
   Class R Shares                    Contractual      2.25%     August 1, 2015    June 30, 2018
   Class R5 Shares                   Contractual      1.75%     August 1, 2015    June 30, 2018
   Class R6 Shares                   Contractual      1.75%     August 1, 2015    June 30, 2018
   Class Y Shares                    Contractual      1.75%     August 1, 2015    June 30, 2018

Invesco Small Cap Value Fund
   Class A Shares                    Contractual      2.00%      July 1, 2012     June 30, 2018
   Class B Shares                    Contractual      2.75%      July 1, 2012     June 30, 2018
   Class C Shares                    Contractual      2.75%      July 1, 2012     June 30, 2018
   Class R6 Shares                   Contractual      1.75%    February 7, 2017   June 30, 2018
   Class Y Shares                    Contractual      1.75%      July 1, 2012     June 30, 2018

See page 18 for footnotes to Exhibit A.

                                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                              ------------  ----------  ------------------ --------------
Invesco Technology Fund
   Class A Shares                 Contractual     2.00%       July 1, 2012     June 30, 2018
   Class B Shares                 Contractual     2.75%       July 1, 2012     June 30, 2018
   Class C Shares                 Contractual     2.75%       July 1, 2012     June 30, 2018
   Class R5 Shares                Contractual     1.75%       July 1, 2012     June 30, 2018
   Class R6 Shares                Contractual     1.75%       April 4, 2017    June 30, 2018
   Class Y Shares                 Contractual     1.75%       July 1, 2012     June 30, 2018
   Investor Class Shares          Contractual     2.00%       July 1, 2012     June 30, 2018

Invesco Technology Sector Fund
   Class A Shares                 Contractual     2.00%     February 12, 2010  June 30, 2018
   Class B Shares                 Contractual     2.75%     February 12, 2010  June 30, 2018
   Class C Shares                 Contractual     2.75%     February 12, 2010  June 30, 2018
   Class Y Shares                 Contractual     1.75%     February 12, 2010  June 30, 2018

Invesco Value Opportunities Fund
   Class A Shares                 Contractual     2.00%       July 1, 2012     June 30, 2018
   Class B Shares                 Contractual     2.75%       July 1, 2012     June 30, 2018
   Class C Shares                 Contractual     2.75%       July 1, 2012     June 30, 2018
   Class R Shares                 Contractual     2.25%       July 1, 2012     June 30, 2018
   Class R5 Shares                Contractual     1.75%       July 1, 2012     June 30, 2018
   Class R6 Shares                Contractual     1.75%       April 4, 2017    June 30, 2018
   Class Y Shares                 Contractual     1.75%       July 1, 2012     June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                 Contractual/   Expense    Effective Date of   Expiration
Fund                                              Voluntary    Limitation   Current Limit         Date
----                                             ------------  ----------  -----------------  --------------
Invesco High Yield Municipal Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012      June 30, 2018
   Class B Shares                                Contractual     2.25%      July 1, 2012      June 30, 2018
   Class C Shares                                Contractual     2.25%      July 1, 2012      June 30, 2018
   Class R5 Shares                               Contractual     1.25%      July 1, 2012      June 30, 2018
   Class R6 Shares                               Contractual     1.25%      April 4, 2017     June 30, 2018
   Class Y Shares                                Contractual     1.25%      July 1, 2012      June 30, 2018

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                Contractual     0.84%      July 1, 2016      June 30, 2018
   Class B Shares                                Contractual     1.59%      July 1, 2016      June 30, 2018
   Class C Shares                                Contractual     1.59%      July 1, 2016      June 30, 2018
   Class R6 Shares                               Contractual     0.59%      April 4, 2017     June 30, 2018
   Class Y Shares                                Contractual     0.59%      July 1, 2016      June 30, 2018

Invesco Municipal Income Fund
   Class A Shares                                Contractual     1.50%      July 1, 2013      June 30, 2018
   Class B Shares                                Contractual     2.25%      July 1, 2013      June 30, 2018
   Class C Shares                                Contractual     2.25%      July 1, 2013      June 30, 2018
   Class R6 Shares                               Contractual     1.25%      April 4, 2017     June 30, 2018
   Class Y Shares                                Contractual     1.25%      July 1, 2013      June 30, 2018
   Investor Class                                Contractual     1.50%      July 15, 2013     June 30, 2018

Invesco New York Tax Free Income Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012      June 30, 2018
   Class B Shares                                Contractual     2.25%      July 1, 2012      June 30, 2018
   Class C Shares                                Contractual     2.25%      July 1, 2012      June 30, 2018
   Class R6 Shares                               Contractual     1.25%      April 4, 2017     June 30, 2018
   Class Y Shares                                Contractual     1.25%      July 1, 2012      June 30, 2018

See page 18 for footnotes to Exhibit A.

                                                      Contractual/   Expense    Effective Date of     Expiration
Fund                                                   Voluntary    Limitation   Current Limit           Date
----                                                  ------------  ----------  -----------------  ------------------
Invesco Limited Term Municipal Income Fund
   Class A Shares                                     Contractual     1.50%      July 1, 2012        June 30, 2018
   Class A2 Shares                                    Contractual     1.25%      July 1, 2012        June 30, 2018
   Class C Shares                                     Contractual     2.25%      June 30, 2013       June 30, 2018
   Class R5 Shares                                    Contractual     1.25%      July 1, 2012        June 30, 2018
   Class R6 Shares                                    Contractual     1.25%      April 4, 2017       June 30, 2018
   Class Y Shares                                     Contractual     1.25%      July 1, 2012        June 30, 2018

                                            INVESCO MANAGEMENT TRUST

                                                      CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                                  ------------  ----------  -----------------  ------------------
Invesco Conservative Income Fund Institutional Class  Contractual     0.30%     January 1, 2018    December 31, 2018

                                            INVESCO SECURITIES TRUST

                                                      CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                                  ------------  ----------  -----------------  ------------------
Invesco Balanced-Risk Aggressive Allocation Fund      Contractual     0.94%     January 1, 2017    February 28, 2019

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                        ------------  ----------  -----------------  ------------------
Invesco Government & Agency
Portfolio
   Cash Management Class                    Contractual     0.26%       June 1, 2016     December 31, 2018
   Corporate Class                          Contractual     0.21%       June 1, 2016     December 31, 2018
   Institutional Class                      Contractual     0.18%       June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual     0.73%       June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual     0.48%       June 1, 2016     December 31, 2018
   Reserve Class                            Contractual     1.05%       June 1, 2016     December 31, 2018
   Resource Class                           Contractual     0.34%       June 1, 2016     December 31, 2018

Invesco Liquid Assets Portfolio
   Cash Management Class                    Contractual     0.26%       June 1, 2016     December 31, 2018
   Corporate Class                          Contractual     0.21%       June 1, 2016     December 31, 2018
   Institutional Class                      Contractual     0.18%       June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual     0.73%       June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual     0.48%       June 1, 2016     December 31, 2018
   Reserve Class                            Contractual     1.05%       June 1, 2016     December 31, 2018
   Resource Class                           Contractual     0.38%       June 1, 2016     December 31, 2018

Invesco STIC Prime Portfolio
   Cash Management Class                    Contractual     0.26%       June 1, 2016     December 31, 2018
   Corporate Class                          Contractual     0.21%       June 1, 2016     December 31, 2018
   Institutional Class                      Contractual     0.18%       June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual     0.73%       June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual     0.48%       June 1, 2016     December 31, 2018
   Reserve Class                            Contractual     1.05%       June 1, 2016     December 31, 2018
   Resource Class                           Contractual     0.34%       June 1, 2016     December 31, 2018

Invesco Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class                    Contractual     0.28%       June 1, 2016     December 31, 2018
   Corporate Class                          Contractual     0.23%       June 1, 2016     December 31, 2018
   Institutional Class                      Contractual     0.20%       June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual     0.75%       June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual     0.45%       June 1, 2016     December 31, 2018
   Reserve Class                            Contractual     1.07%       June 1, 2016     December 31, 2018
   Resource Class                           Contractual     0.36%       June 1, 2016     December 31, 2018

Invesco Treasury Obligations Portfolio
   Cash Management Class                    Contractual     0.26%       June 1, 2016     December 31, 2018
   Corporate Class                          Contractual     0.21%       June 1, 2016     December 31, 2018
   Institutional Class                      Contractual     0.18%       June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual     0.73%       June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual     0.43%       June 1, 2016     December 31, 2018
   Reserve Class                            Contractual     1.05%       June 1, 2016     December 31, 2018
   Resource Class                           Contractual     0.34%       June 1, 2016     December 31, 2018

Invesco Treasury Portfolio
   Cash Management Class                    Contractual     0.26%       June 1, 2016     December 31, 2018
   Corporate Class                          Contractual     0.21%       June 1, 2016     December 31, 2018
   Institutional Class                      Contractual     0.18%       June 1, 2016     December 31, 2018
   Personal Investment Class                Contractual     0.73%       June 1, 2016     December 31, 2018
   Private Investment Class                 Contractual     0.48%       June 1, 2016     December 31, 2018
   Reserve Class                            Contractual     1.05%       June 1, 2016     December 31, 2018
   Resource Class                           Contractual     0.34%       June 1, 2016     December 31, 2018

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY         LIMITATION        CURRENT LIMIT         DATE
----                                           ------------  --------------------- -----------------  ---------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual          2.00%            July 1, 2014     June 30, 2018
   Series II Shares                            Contractual          2.25%            July 1, 2014     June 30, 2018

Invesco V.I. American Value Fund
   Series I Shares                             Contractual          2.00%            July 1, 2012     June 30, 2018
   Series II Shares                            Contractual          2.25%            July 1, 2012     June 30, 2018

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual   0.80% less net AFFE*    May 1, 2014      April 30, 2019
   Series II Shares                            Contractual   1.05% less net AFFE*    May 1, 2014      April 30, 2019

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual          0.78%            May 1, 2013      April 30, 2019
   Series II Shares                            Contractual          1.03%            May 1, 2013      April 30, 2019

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual          2.00%            May 1, 2013      June 30, 2018
   Series II Shares                            Contractual          2.25%            May 1, 2013      June 30, 2018

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual          0.61%           April 30, 2015    April 30, 2019
   Series II Shares                            Contractual          0.86%           April 30, 2015    April 30, 2019

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual          2.00%            May 1, 2013      June 30, 2018
   Series II Shares                            Contractual          2.25%            May 1, 2013      June 30, 2018

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual          2.00%            July 1, 2012     June 30, 2018
   Series II Shares                            Contractual          2.25%            July 1, 2012     June 30, 2018

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual          1.50%            July 1, 2012     June 30, 2018
   Series II Shares                            Contractual          1.75%            July 1, 2012     June 30, 2018

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual          2.25%            July 1, 2012     June 30, 2018
   Series II Shares                            Contractual          2.50%            July 1, 2012     June 30, 2018

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual          2.00%            May 1. 2013      June 30, 2018
   Series II Shares                            Contractual          2.25%            May 1, 2013      June 30, 2018

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual          2.00%            May 1. 2013      June 30, 2018
   Series II Shares                            Contractual          2.25%            May 1, 2013      June 30, 2018

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT        DATE
----                                       ------------  ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual      1.50%     May 1, 2013     June 30, 2018
   Series II Shares                        Contractual      1.75%     May 1, 2013     June 30, 2018

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual      1.50%     May 1, 2013     June 30, 2018
   Series II Shares                        Contractual      1.75%     May 1, 2013     June 30, 2018

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual      0.78%     May 1. 2013     April 30, 2019
   Series II Shares                        Contractual      1.03%     May 1, 2013     April 30, 2019

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual      1.50%     May 1, 2014     June 30, 2018
   Series II Shares                        Contractual      1.75%     May 1, 2014     June 30, 2018

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual      2.25%     July 1, 2012    June 30, 2018
   Series II Shares                        Contractual      2.50%     July 1, 2012    June 30, 2018

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual      2.00%     May 1, 2015     June 30, 2018
   Series II Shares                        Contractual      2.25%     May 1, 2015     June 30, 2018

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual      2.25%     May 1, 2013     June 30, 2018

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual      2.00%     July 1, 2014    June 30, 2018
   Series II Shares                        Contractual      2.25%     July 1, 2014    June 30, 2018

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual      2.00%     July 1, 2012    June 30, 2018
   Series II Shares                        Contractual      2.25%     July 1, 2012    June 30, 2018

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual      2.25%     May 1, 2013     June 30, 2018

Invesco V.I. Technology Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual      2.25%     May 1, 2013     June 30, 2018

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual      2.00%     May 1. 2013     June 30, 2018
   Series II Shares                        Contractual      2.25%     May 1, 2013     June 30, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 16
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 15, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to change the name of Premier Portfolio to Invesco Premier Portfolio and Premier Tax-Exempt Portfolio to Invesco Premier Tax-Exempt Portfolio, series portfolios of AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust); and to change the name of Government & Agency Portfolio to Invesco Government & Agency Portfolio, Treasury Obligations Portfolio to Invesco Treasury Obligations Portfolio, Tax-Free Cash Reserve Portfolio to Invesco Tax-Free Cash Reserve Portfolio, series portfolios of Short-Term Investments Trust, as listed on the attached Exhibit A, which were approved by shareholders;

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:     /s/ John M. Zerr
        --------------------------
NAME:   John M. Zerr
TITLE:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ---------------------------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund
Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 17
                                      TO
                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 18, 2017, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Peak Retirement(TM) 2065 Fund, Invesco Peak Retirement(TM) 2060 Fund, Invesco Peak Retirement(TM) 2055 Fund, Invesco Peak Retirement(TM) 2050 Fund, Invesco Peak Retirement(TM) 2045 Fund, Invesco Peak Retirement(TM) 2040 Fund, Invesco Peak Retirement(TM) 2035 Fund, Invesco Peak Retirement(TM) 2030 Fund, Invesco Peak Retirement(TM) 2025 Fund, Invesco Peak Retirement(TM) 2020 Fund, Invesco Peak Retirement(TM) 2015 Fund, Invesco Peak Retirement(TM) Now Fund, series portfolios of AIM Growth Series (Invesco Growth Series) and Invesco U.S. Managed Volatility Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds);

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to include the Funds listed on Exhibit A to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Funds Group (Invesco Funds Group) ("AFG"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM Investment Securities Funds (Invesco Investment Securities Funds) ("AIS"), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) ("ATEF"), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust) ("ATST"), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF"), Invesco Exchange Fund, Invesco Management Trust ("IMT"), Invesco Securities Trust ("IST") and Short-Term Investments Trust ("STIT") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect the funds set forth in Exhibit A attached hereto (each a "Fund" and collectively, the "Funds"); and

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

Advisor

BY:     /s/ John M. Zerr
        --------------------------
NAME:   John M. Zerr
TITLE:  Senior Vice President

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ Daniel E. Draper
        ---------------------------------------------------
NAME:   Dan Draper
TITLE:  Managing Director - Invesco PowerShares Global ETFs

                                   EXHIBIT A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Equally-Weighted S&P 500 Fund
Invesco Floating Rate Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Strategic Real Return Fund

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund
Invesco Small Cap Equity Fund

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Alternative Strategies Fund
Invesco Balanced-Risk Retirement Now Fund
Invesco Convertible Securities Fund
Invesco Multi-Asset Inflation Fund
Invesco Quality Income Fund
Invesco Small Cap Growth Fund
Invesco Peak Retirement(TM) 2015 Fund
Invesco Peak Retirement(TM) 2020 Fund
Invesco Peak Retirement(TM) 2025 Fund
Invesco Peak Retirement(TM) 2030 Fund
Invesco Peak Retirement(TM) 2035 Fund
Invesco Peak Retirement(TM) 2040 Fund
Invesco Peak Retirement(TM) 2045 Fund
Invesco Peak Retirement(TM) 2050 Fund
Invesco Peak Retirement(TM) 2055 Fund
Invesco Peak Retirement(TM) 2060 Fund
Invesco Peak Retirement(TM) 2065 Fund
Invesco Peak Retirement(TM) Now Fund

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco European Growth Fund
Invesco Global Opportunities Fund
Invesco Global Responsibility Equity Fund
Invesco International Companies Fund
Invesco International Core Equity Fund
Invesco International Growth Fund
Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Developing Markets Fund
Invesco Emerging Markets Equity Fund
Invesco Emerging Markets Flexible Bond Fund
Invesco Endeavor Fund

Invesco Global Infrastructure Fund
Invesco Global Market Neutral Fund
Invesco Global Targeted Returns Fund
Invesco Long/Short Equity Fund
Invesco Low Volatility Emerging Markets Fund
Invesco Macro Allocation Strategy Fund
Invesco MLP Fund
Invesco Multi-Asset Income Fund
Invesco U.S. Managed Volatility Fund

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUND)

Invesco Global Real Estate Fund
Invesco High Yield Fund

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco High Yield Municipal Fund
Invesco Intermediate Term Municipal Income Fund
Invesco Limited Term Municipal Income Fund
Invesco Municipal Income Fund
Invesco Tax-Exempt Cash Fund

AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

Invesco Premier Portfolio
Invesco Premier Tax-Exempt Portfolio

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

Invesco V.I. American Franchise Fund
Invesco V.I. American Value Fund
Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Comstock Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Managed Volatility Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Mid Cap Growth Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Value Opportunities Fund

INVESCO EXCHANGE FUND

INVESCO MANAGEMENT TRUST

Invesco Conservative Income Fund

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund

SHORT-TERM INVESTMENTS TRUST

Invesco Government & Agency Portfolio
Invesco Tax-Free Cash Reserve Portfolio
Invesco Treasury Obligations Portfolio